Defined Contribution 401(k) Plan	9 Months Ended
Sep. 30, 2011
Defined Contribution 401(k) Plan [Abstract]
Defined Contribution 401(k) Plan

15. Defined Contribution 401(k) Plan

The Company sponsors two defined contribution 401(k) plans, Spirit Airlines, Inc. Employee Retirement Savings Plan (first plan) and Spirit Airlines, Inc. Pilots' Retirement Savings Plan (second plan). The first plan was adopted on February 1, 1994. Essentially, all employees that are not covered by the pilots' collective bargaining agreement, who have at least one year of service, have worked at least 1,000 hours during the year, and have attained the age of 21 may participate in this plan. The Company may make a Qualified Discretionary Contribution, as defined in the plan, or provide matching contributions to this plan. Effective July 1, 2007, the Company amended this plan to change the service requirement to 60 days and provided for matching contribution to the plan at 50% of the employee's contribution, up to 6% of the employee's annual compensation.

The second plan is for the Company's pilots, and contained the same service requirements as the first plan and was amended effective July 1, 2007, to change the service requirements to 60 days and having attained the age of 21. The Company matches 100% of the pilot's contribution, up to 8% of the individual pilot's annual compensation.

Matching contributions made to both plans were $3.8 million, $3.9 million and $4.8 million in 2008, 2009 and 2010, respectively. Matching contributions made to both plans were $3.1 million (unaudited) and $3.7 million (unaudited) for the nine months ended September 30, 2010 and 2011, respectively.